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                                                                 Exhibit 10.31.1
                                                                 ---------------

                          AVERY DENNISON CORPORATION
                        AMENDED AND RESTATED EXECUTIVE
                       VARIABLE DEFERRED RETIREMENT PLAN
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ARTICLE I - PURPOSE

This Amended and Restated Executive Variable Deferred Retirement Plan ("Plan") is adopted by Avery Dennison Corporation, a Delaware Corporation (the "Company"), effective as of December 1, 1997, and provides a deferred compensation plan for executive employees of the Company and its subsidiaries, and amends the existing Avery Dennison Corporation Executive Variable Deferred Retirement Plan ("Prior Plan") in its entirety. The Plan applies to all Participants and/or Beneficiaries of the Plan commencing December 1, 1997. The Prior Plan applies to all Participants and/or Beneficiaries who terminated employment and received a distribution equal to 100% of their Deferral Account balance with the Company or its subsidiaries prior to December 1, 1997.


ARTICLE 2 - DEFINITIONS AND CERTAIN PROVISIONS

Administrator. "Administrator" means the administrator appointed by the
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Committee to handle the day-to-day administration of the Plan pursuant to
Article 9.

Allocation Election Form.  "Allocation Election Form" means the form on which a
-------------------------
Participant elects the Declared Rate(s) to be credited as earnings or losses to such Participant's Deferral Account.

Annual Base Salary. "Annual Base Salary" means an Eligible Employee's rate of
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salary in effect on August 1 of the prior plan year, or any other subsequent date as determined by the Administrator in his discretion.

Annual Deferral.  "Annual Deferral" means the amount of Annual Base Salary and
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Bonus which the Participant elects to defer for a Plan Year.

Beneficiary.  "Beneficiary" means the person or persons or entity designated as
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such by a Participant pursuant to Article 8.

Benefit.  "Benefit" means a Retirement Benefit, Survivor Benefit, Termination
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Benefit, Disability Benefit, Emergency Benefit or Discounted Cash Out, as
appropriate.

Bonus.  "Bonus" means the bonus paid to the Participant in such Plan Year under
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any bonus plan, including any annual bonus plan or long term incentive plan
(LTIP).

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Committee.  "Committee" means the deferred compensation plan committee appointed
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to administer the Plan pursuant to Article 9.

Declared Rate.  "Declared Rate" means the notional rates of return (which may be
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positive or negative) of the individual investment options selected by a
Participant for such Deferral Account as set forth in Article 6.

Deferral Account.  "Deferral Account" means the notional account established for
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record keeping purposes for a Participant pursuant to Section 4.4.

Disability.  "Disability" means any inability on the part of an Employee,
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commencing before age 64 1/2, as determined by the Administrator, in his sole discretion, to perform the substantial and material duties of an Employee's job due to injury or sickness lasting for more than one hundred eighty (180) consecutive days. Disability for purposes of this Plan shall be deemed to commence as of the first day following the end of such one hundred eighty (180) day period. If an Employee makes application for disability benefits under the Social Security Act, as in effect as of the date of this Plan or as such Act may hereafter be amended, and qualifies for such benefits, the Employee shall be presumed to suffer from a Disability under this Plan. The Administrator may require the Employee to submit to an examination by a physician or medical clinic selected by the Administrator. On the basis of such medical evidence and in the absence of qualification for disability benefits under the Social Security Act, the determination of the Administrator as to whether or not a condition of Disability exists shall be conclusive. To constitute Disability, the same must commence after the Employee has become a Participant in the Plan.

Discounted Cash Out.  "Discounted Cash Out" shall mean a distribution made
-------------------
pursuant to Section 7.9.

Discounted Cash Out Election.  "Discounted Cash Out Election" means the written
----------------------------
election by a Participant or First Beneficiary to receive all or part of the Participant's Deferral Account pursuant to Section 7.9.

Distribution.  "Distribution" means any payment to a Participant or Beneficiary
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according to the terms of this Plan including, but not limited to a Benefit.

Early Retirement.  "Early Retirement" means the termination of a Participant's
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employment with the Company for reasons other than death or disability on or after the Eligible Employee's attaining age 55 with fifteen (15) years of service with the Company and before Normal Retirement.

Eligible Employee.  "Eligible Employee" means an Employee who is a member of a
-----------------
select group of management, or a highly compensated employee who meets the annually indexed salary requirement determined by the Committee in its sole discretion.

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

Emergency Benefit.  "Emergency Benefit" means the Benefit that is payable
-----------------
pursuant to Section 7.8 of the Plan.

Employee.  "Employee" means any person employed by the Company or its
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subsidiaries.

Employer.  "Employer" means the Company and any of its subsidiaries.
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ERISA.  "ERISA" means the Employee Retirement Income Security Act of 1974, as
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amended.

Exchange Act.  "Exchange Act" means the Securities Exchange Act of 1934, as
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amended.

Enrollment Period.  "Enrollment Period" means the period(s) designated from year
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to year by the Administrator for enrollments.  An Eligible Employee must submit a Participant Election Form during an Enrollment Period.

First Beneficiary.  "First Beneficiary" means the Beneficiary (whether the
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primary or contingent Beneficiary) who first becomes entitled to Survivor
Benefits under this Plan.

Normal Retirement.  "Normal Retirement" means the termination of a Participant's
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employment with Employer for reasons other than death on or after the
Participant attains age 65.

Participant.  "Participant" means an Eligible Employee who has filed a completed
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and executed Participation Election Form with the Administrator, and who is participating in the Plan in accordance with the provisions of Articles 3 and 4.

Participation Election Form.  "Participation Election Form" means the form that
---------------------------
an Eligible Employee files with the Administrator to participate in the Plan for a given Plan Year.

Plan.  "Plan" means this Avery Dennison Corporation Executive Variable Deferred
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Retirement Plan, a non-qualified elective deferred compensation plan, as the same may be amended from time to time.

Plan Year.  "Plan Year" means the year beginning December 1 and ending the
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following November 30.

Rabbi Trust.  "Rabbi Trust" means the trust described in Section 12.15.
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Retirement.  "Retirement" shall mean a termination of employment upon Early
----------
Retirement or Normal Retirement.

                                       3
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Retirement Benefit.  "Retirement Benefit" means Benefits payable to a
------------------
Participant when Participant has satisfied the requirements Early Retirement or Normal Retirement pursuant to Article 7.

Retirement Plan.  "Retirement Plan" means the Retirement Plan for the Employees
---------------
of Avery Dennison Corporation, as amended from time to time.

Savings Plan.  "Savings Plan" means the Avery Dennison Corporation Employee
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Savings Plan, as amended from time to time.

Second Beneficiary.  "Second Beneficiary" means the First Beneficiary's named
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Beneficiary (whether primary or contingent) who becomes the Second Beneficiary entitled to Survivor Benefits under the Plan.

Settlement Date.  "Settlement Date" means a date upon which a Benefit payment is
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due and payable to a Participant or Beneficiary.  This date will be within 90 days of, or as soon as possible after the Valuation Date.

Survivor Rate.  "Survivor Rate" means the interest rate credited to the
--------------
Beneficiary's unpaid balance in the Deferral Account at a rate to be determined by the Administrator, in his sole discretion, but in no event less than 7% per annum.

Survivor Benefit.  "Survivor Benefit" means those Plan Benefits that become
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payable upon the death of a Participant pursuant to Section 7.7.

Termination Benefit.  "Termination Benefit" means the lump sum amount payable to
-------------------
a Participant who ceases to be an Employee pursuant to the provisions of Section 7.6.

Termination of Employment.  "Termination of Employment" means the cessation of
-------------------------
an Eligible Employee's employment with the Employer for any reason, whether voluntary or involuntary other than Retirement, Disability or death.

Valuation Date.  "Valuation Date" means the date on which the Deferral Account
---------------
is valued for Distribution purposes. This date shall be the last day of the month in which an event occurs that triggers a Benefit payment.


ARTICLE 3 - PARTICIPATION

3.1  Participation.  The Committee, through the Administrator, shall notify
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Participants generally not less than 30 days (or such lesser period as may be practicable under the circumstances) prior to any deadline for filing a Participation Election Form.

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3.2  Participation Election.  An Eligible Employee shall become a Participant in
     ----------------------
the Plan on the first day of the Plan Year coincident with or next following the date the employee becomes an Eligible Employee, provided such Employee has filed a Participant Election Form with the Administrator. To be effective, the Eligible Employee must submit the Participant Election Form during an Enrollment Period or any other such time as determined by the Administrator.

3.3  Continuation of Participation.  A Participant who has elected to
     -----------------------------
participate in the Plan by submitting a Participant Election Form shall continue as a Participant in the Plan until the entire balance of the Participant's Deferral Account has been distributed to the Participant. In the event a Participant becomes ineligible to continue participation in the Plan, but remains an Employee of the Company, the Participant's Deferral Account shall be held and administered in accordance with the Plan until such time as Participant's Deferred Account is completely distributed.


ARTICLE 4 - PARTICIPANT DEFERRALS

4.1  Annual Deferral.  On the Participation Election Form, and subject to the
     ---------------
restrictions set forth herein, the Eligible Employee shall designate the amount of Annual Base Salary and Bonus to be deferred for the next Plan Year.

4.2  Minimum Deferral.  The minimum amount of Annual Deferral that may deferred
     ----------------
shall be $2,000 (two thousand dollars).

4.3  Maximum Deferral.  The standard maximum amount of Annual Deferral that may
     ----------------
be deferred shall be 10% of an Eligible Employee's Annual Base Salary and 10% of an Eligible Employee's Bonus; provided, however, that officers of the Company may defer up to 50% of their Annual Base Salary and up to 50% of their Bonus. The maximum deferral amount is established at the discretion of the Administrator.

4.4  Deferral Accounts.  Solely for record keeping purposes, the Company shall
     -----------------
maintain a Deferral Account for each Participant. The amount of a Participant's Annual Deferral pursuant to this Article 4 shall be credited by the Employer to the Participant's Deferral Account on the date(s) which such Annual Deferral would otherwise have been paid. The Deferral Account may be credited with Company contributions pursuant to Article 5. All Distributions and penalties (related to a Discounted Cash Out Election under Section 7.9) will be debited to the Deferral Account on the Valuation Date.

4.5  Interest on Deferral Accounts.  The Participant's Deferral Account shall be
     ------------------------------
credited with a rate of return (positive or negative) based on the Declared Rate(s) which he elects. The rate of return (positive or negative) will be credited monthly and compounded monthly.

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

4.6  Statement of Accounts.  The Administrator shall provide to each Participant
     ---------------------
periodic statements (no less than semi-annually) setting forth the Participant's deferrals, declared rate(s) (credits or debits), distributions and Deferral Account balance.

4.7  Errors in Benefit Statement or Distributions.  In the event an error is
     ---------------------------------------------
made in a benefit statement, such error shall be corrected on the next benefit statement following the date such error is discovered. In event of an error in a Distribution, the Participant's Deferral Account shall, immediately upon the discovery of such error, be adjusted to reflect such under or over payment and, if possible, the next Distribution shall be adjusted upward or downward to correct such prior error. If the remaining balance of a Participant's Deferral Account is insufficient to cover an erroneous overpayment, the Company may, at its discretion, offset other amounts payable to the Participant from the Company (including but not limited to salary, bonuses, expense reimbursements, severance benefits or other nonqualified employee benefit arrangements) to recoup the amount of such overpayment(s).

4.8  Valuation of Accounts.  The value of a Deferral Account as of any date
     ---------------------
shall equal the amounts theretofore credited or debited to such account, plus the interest deemed to be earned on such account in accordance with this Article 4 through the day preceding such date.

4.9  Vesting.  Except with respect to any discretionary contributions made by
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the Company which may have a separate vesting schedule, the Participant shall be
100% vested at all times in the Participant's Deferral Account.


ARTICLE 5 - MATCHING CONTRIBUTIONS

The Company, in its sole discretion, may credit to select Participant's Deferral Accounts a discretionary amount or match in an amount as determined by the Company. These amounts and subsequent earnings are subject to vesting schedules established by the Administrator.


ARTICLE 6 - INVESTMENT OPTIONS

6.1  Participant Election of Declared Rates.  A Participant may elect on the
     ---------------------------------------
Allocation Election Form any combination of Declared Rates in 25% increments, as long as the total does not exceed 100% of the deferrals. A Participant may change the Declared Rate(s) election at least twice a year effective as of the following June 1 and December 1 of each year by filing a written notice with the Administrator at least 30 days in advance. Such elections will apply to current deferrals, as well as the remaining Deferral Account Balance. The Company may modify these procedures to provide greater flexibility (e.g., smaller percentage increments or more frequent reallocations) to Participants. The

Company will not necessarily invest Deferral Account balances in the investment funds represented by the Declared Rates, even though the actual performance of the investment fund(s) that is/are chosen to measure specific Declared Rate(s) will determine the rate of return (positive or negative) on the Participant's Deferral Account.

6.2  Declared Rates.  A Participant may select from Declared Rates initially
     ---------------
representing five (5) core investment funds, which may from time to time be established under the Plan and the number of which may be expanded by the Committee; it being the intention that at all times Participants will have at least five (5) core investment fund choices comparable in focus, type and quality to those listed on Exhibit A. The Declared Rate(s) provide a rate of return (positive or negative) that is based on the actual performance of the Pacific Life Insurance Custom COLI contract investment funds. At the end of each month of a Plan Year, Pacific Life Insurance Company will report to the Company the actual gross performance of each investment fund. The rate of return determined based on such gross performance for each investment fund, less an administrative charge of 0.000166514%, will be the Declared Rate for that investment fund for the month.

The Declared Rates available under the Plan are set forth in Exhibit A.


ARTICLE 7 - BENEFITS

7.1  Retirement Benefit. A Participant is eligible for a Retirement Benefit
     ------------------
under this Plan upon the satisfaction of the requirements for Normal Retirement or Early Retirement.

7.2  Benefit Election Alternatives.  The Retirement Benefit will be paid
     -----------------------------
beginning on the Settlement Date, and in the manner which the Participant elects no later than thirteen months prior to retirement. A Participant may elect to receive his Retirement Benefit at retirement in either a lump sum or installments during 5, 10, 15 or 20 years, or a combination of a lump sum payment (in 10% increments) and payments during one installment period; provided, however, that the maximum payout period for Retirement Benefits shall be subject to Section 7.3. In the event a payout election period exceeds the maximum period permitted by Section 7.3 the payout period shall be reduced to the maximum period permitted by Section 7.3.

7.3  Maximum Payout Period. Notwithstanding any Eligible Employee's election to
     ---------------------
the contrary, the maximum number of years over which retirement Benefits may be paid from the Plan shall be limited as follows:

     (i)    Retirement ages 55-59 - lump sum or over five or ten years
     (ii)   Retirement ages 60-61 - lump sum or over five, ten or fifteen years

     (iii) Retirement ages 62 and above - lump sum or over five, ten, fifteen or twenty years.

7.4  Installment Payments.  All installment payments will be calculated on an
     ---------------------
annual basis but paid in such intervals as may be determined by the Committee, provided that such intervals shall not be less frequent than quarterly. If a Participant elects to receive his Retirement Benefit in installment payments, the payments will be based on the Deferral Account balance at the beginning of the payment period. The payments will be recalculated annually by dividing the Participant's current Deferral Account balance as of the last day of the plan year by the number of remaining years in the payment period based on the Participant's retirement payment election. The rate of return (positive or negative) during any payment year will be credited during the year on the unpaid Deferral Account balance at the applicable Declared Rate(s). A retired Participant may continue to change his Declared Rate(s) pursuant to Section 6.1.

7.5  Disability.  If a Participant suffers a Disability, Participant deferrals
     ----------
that otherwise would have been credited to the Participant's Deferral Accounts will cease during such Disability. The Participant's Deferral Accounts will continue to earn interest at the Declared Rate(s) which he has chosen. If the Participant terminates employment because of the Disability, the Participant's Deferral Account will be distributed as a Retirement Benefit, Termination Benefit or Survivor Benefit, whichever is applicable, beginning on the date and in the form which the Participant elected in his Participant Election Form. In the sole discretion of the Committee, the Employer may commence payments on an earlier date. If a Participant recovers from a Disability and returns to employment with the Employer the Participant shall resume making deferrals pursuant to his Participant Election Form.

7.6  Termination Benefit.  If a Participant ceases to be an Employee for any
     -------------------
reason other than death, or Normal or Early Retirement, the Employer shall pay to the Participant in one lump sum an amount (the "Termination Benefit") equal to the value of the Deferral Account, provided that the Company reserves the right to distribute this Benefit in installment payments, and in such event the Termination Benefit will be calculated in accordance with Section 7.4. The Participant shall be entitled to no further Benefits under this Plan.

7.7  Survivor Benefits.
     -----------------

    (a) Pre-Retirement. If a Participant dies and has not yet commenced
        --------------
    receiving Retirement Benefit payments, a Survivor Benefit will be paid to his First Beneficiary in annual installments over ten years except as set forth below. The aggregate Survivor Benefit will be equal to the Deferral Account balance plus interest. The annual Survivor Benefit payments shall be re-determined each year based upon the value of the Deferral Account at that time plus interest based on the Survivor Rate.

    (b) Post-Retirement. If a Participant dies after payment of Benefits has
        ---------------
    commenced, his First Beneficiary will be entitled to receive the remainder of the payments not yet paid to the Participant in accordance with the election of the Participant then in effect. After the Participant's death, interest will be credited at the Survivor Rate.

    (c)  Second Beneficiary.  If the First Beneficiary dies before all Survivor
         ------------------
    Benefits under the Plan have been distributed to the First Beneficiary, any remaining account balances shall be paid in a lump sum to the Second Beneficiary or to the First Beneficiary's estate if no second Beneficiary designation is on file with the Administrator.

7.8  Emergency Benefit.  In the event that the Committee, upon written petition
     ------------------
of the Participant or Beneficiary, determines, in its sole discretion, that the Participant or Beneficiary has suffered an unforeseeable financial emergency, the Employer shall pay to the Participant or Beneficiary, as soon as practicable following such determination, an amount necessary to meet the emergency not in excess of the Termination Benefit to which the Participant is entitled hereunder if said Participant had a termination of service on the date of such determination (the "Emergency Benefit"). For purposes of this Plan, an unforeseeable financial emergency is an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence. An unforeseeable financial emergency for purposes of this Plan shall exist for any Participant or Beneficiary who is deemed to be in constructive receipt of income on account of deferred benefits payable under the terms of the Plan, and in such event all deferred benefits giving rise to said constructive receipt of income shall be paid to the Participant or Beneficiary in question. Notwithstanding the foregoing, the final determination by the Internal Revenue Service ("IRS") or court of competent jurisdiction, all time for appeal having lapsed, that the Employer is not the owner of the assets of the Rabbi Trust, with the result that the income of the Rabbi Trust is not treated as income of the Company pursuant to Sections 671 through 679 of the Code, or the final determination by (i) the IRS, (ii) a court of competent jurisdiction, all time for appeal having lapsed, or (iii) counsel to the Company that a federal tax is payable by the Participant or Beneficiary with respect to assets of the Rabbi Trust or the Participant's or Beneficiary's Deferral Accounts prior to the distribution of those assets or Deferral Accounts to the Participant or Beneficiary shall in any event constitute an unforeseeable financial emergency entitling such Participant or Beneficiary to an Emergency Benefit provided for in this Section. Cash needs arising from foreseeable events such as the purchase of a home or education expenses for children shall not be considered to be the result of an unforeseeable financial emergency. The amount of benefits otherwise payable under the Plan shall thereafter be adjusted to reflect the reduction of a Deferral Account due to the early payment of the Emergency Benefit.
A Participant, or a First Beneficiary receiving payments, may request an Emergency Benefit distribution or a cessation of the current Annual Deferral by submitting a written request to the Committee. The Committee, or designated subcommittee thereof, shall have the authority to require such evidence as it deems, in its sole discretion, necessary to determine if such a distribution or cessation of deferrals is warranted. If the request is approved, any Distribution will be limited to an amount sufficient to meet the emergency up to the Deferral Account balance. Any Distribution will be calculated and paid in a manner determined solely by the Committee. The balance of the Deferral Account and any Benefits otherwise payable under the Plan shall thereafter be adjusted accordingly. Following such Distribution, current deferrals will cease and the Participant may not make deferrals for one full plan year after the date of the distribution.

7.9  Discounted Cash Out Election
     ----------------------------
     (a) At any time a Participant or a First Beneficiary has a Deferral Account balance in the Plan, the Participant or a First Beneficiary may elect to receive all or part of the Participant's Deferral Account balance in a lump sum by filing a written election with the Administrator to receive a Discounted Cash Out pursuant to this Section. Crediting of Declared Rates to the amount elected to be withdrawn shall cease to accrue as of the Valuation date. The requirements for a Discounted Cash Out Election and the manner of determining the amount to be paid to a Participant who makes a Discounted Cash Out Election are set forth below.

     (b)  Minimum Amount.  Except as otherwise determined by the Committee, the
          --------------
     Discounted Cash Out must be in an amount of at least $200,000, unless the Participant's Deferral Account has an aggregate balance of less than $200,000 as of the date of the Discounted Cash Out Election, in which case the amount of the Discounted Cash Out shall be equal to 100% of the aggregate balance of the Participant's Deferral Accounts.

     (c)  Deferral Account Value.  The amount available for the Discounted Cash
          -----------------------
     Out shall be determined no later than the last day of the month during which the Participant or First Beneficiary delivers to the Administrator a written Discounted Cash Out Election, provided, however, that the Administrator shall have at least fifteen (15) business days to make such determination.

     (d)  Adjustment of Accounts; Penalty.   If a Participant or First
          -------------------------------
     Beneficiary elects to receive a Discounted Cash Out, the amount actually distributed to the Participant shall be the amount of the requested Discounted Cash Out Election less a 6% penalty. [The Committee, or by law or regulations, reserves the right to change the amount of the penalty if required.]

     (e)  Number of Distributions.   During the course of any calendar year and
          -----------------------
     prior to Early or Normal Retirement or Death, a Participant or a First Beneficiary may make one Discounted Cash Out Election per year; following Early or Normal

     Retirement, a Participant or a First Beneficiary in a payout status, may make two Discounted Cash Out Elections per year.

7.10  Small Benefit. Notwithstanding anything herein to the contrary, with the
      -------------
exception of normal Plan installment Distributions, in the event the Deferral Account balance of a Participant or a First Beneficiary after a benefit Distribution is $50,000 or less, the Administrator, in his sole discretion, may elect to distribute any such amount in a single lump sum payment.

7.11  Valuation Date. Unless otherwise provided by the Administrator, the
      --------------
Valuation Date for determining Deferral Account balances shall be the last day of the month in which an event occurs that triggers a Benefit payment.

7.12  Settlement Date.  Unless otherwise provided by the Administrator, the
      ---------------
Settlement Date for Benefit payments shall be within 90 days or as soon as possible following the Valuation Date.


ARTICLE 8 - BENEFICIARY DESIGNATION

Each Participant and First Beneficiary shall have the right, at any time, to designate any person or persons as Beneficiary or Beneficiaries to whom payment under this Plan shall be made in the event of death of the Participant or First Beneficiary, as the case may be, prior to complete distribution of the Benefits due under the Plan. Each Beneficiary designation shall become effective only when filed in writing with the Administrator during the Participant's or First Beneficiary's lifetime, as the case may be, on a form prescribed by the Administrator.

The filing of a new Beneficiary designation form will cancel and revoke all Beneficiary designations previously filed. Any finalized divorce or marriage (other than a common law marriage) of a Participant or First Beneficiary, as the case may be, subsequent to the date of filing of a Beneficiary designation form shall revoke such designation unless (i) in the case of divorce the previous spouse or a trust for said previous spouse was not designated as Beneficiary, or
(ii) in the case of marriage the Participant's new spouse or a trust for said new spouse had previously been designated as Beneficiary.

If a Participant or First Beneficiary, as the case may be, fails to designate a Beneficiary as provided above, or if the Participant's Beneficiary designation is revoked by marriage, divorce, or otherwise without execution of a new Beneficiary designation, or if all designated Beneficiaries predecease the Participant or First Beneficiary, as the case may be, or die prior to complete distribution of the Participant's Benefits, then the Administrator shall direct the distribution of such Benefits to the estate of the Participant or First Beneficiary, as the case may be.

ARTICLE 9 - ADMINISTRATION OF THE PLAN

A deferred compensation plan committee ("Committee") consisting of three or more members shall be appointed by the Company's Chairman or Chief Executive Officer to administer the Plan and establish, adopt, or revise such rules and procedures as it may deem necessary or advisable for the administration of the Plan and to interpret the provisions of the Plan, with any such interpretations to be conclusive. All decisions of the Committee shall be by vote of at least a majority of its members and shall be final and binding. Members of the Committee shall be eligible to participate in the Plan while serving as members of the Committee, but a member of the Committee shall not vote or act upon any matter which relates solely to such member's interest in the Plan as a Participant.
The initial members of the Committee are the Chairman, the Chief Executive Officer, the Chief Financial Officer, the Vice President, Human Resources, the Senior Vice President, General Counsel and Corporate Secretary, the Vice President, Treasurer, the Vice President, Compensation & Benefits, the Vice President, Treasury Operations, Assistant General Counsel and Assistant Secretary, the Controller and Corporate Center. The Committee designated the Vice President, Compensation & Benefits as the Administrator to carry out the day-to-day administration of the Plan. He shall exercise his discretion on a consistent and objective basis.


ARTICLE 10 - AMENDMENT OR TERMINATION OF PLAN

The Chairman or Chief Executive Officer of the Company may amend the Plan; provided, however, that (i) no such amendment shall be effective to decrease the Benefits accrued by any Participant or Beneficiary of a deceased Participant (including, but not limited to, the rate of interest credited to the Deferral Accounts) prior to the Plan Year commencing after the date of such amendment;
(ii) no such Amendment shall decrease the Declared Rates established herein;
(iii) Section 7.1 may not be amended; (iv) the definition of Declared Rate may not be amended; except as allowed in Article 6 and (v) the other substantive provisions of the Plan related to the calculation of Benefits or the manner or timing of payments to be made under the Plan shall not be amended so as to prejudice the rights of any Participant or Beneficiary.

Notwithstanding any terms herein to the contrary, the Company may not terminate the Plan. The Company shall not have any obligation to, but may, in its discretion, allow additional deferrals into this Plan.


ARTICLE 11 - MAINTENANCE OF ACCOUNTS

11.1 The Company shall keep, or cause to be kept, all such books of account, records and other data as may be necessary or advisable in its judgment for the administration of this Plan, and to reflect properly the affairs thereof, and to determine the nature and amount of the interests of the respective Participants in each Deferral Account.

The Company is not required to segregate physically any assets with respect to the Deferral Accounts under this Plan from any other assets of the Company and may commingle any such assets with any other monies, securities and properties of any kind of the Company. Separate accounts or records for the respective Participants' Deferred Accounts shall be maintained for operational and accounting purposes, but no such account or record shall be considered as creating a lien of any nature whatsoever on or as segregating any of the assets with respect to the accounts under this Plan from any other funds or property of the Company.


ARTICLE 12 - MISCELLANEOUS

12.1  Applicable Law.  Except to the extent preempted by ERISA, this Plan shall
      --------------
be governed and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely therein, and applicable substantive provisions of federal law.

12.2  Captions.  The captions of the articles, sections, and paragraphs of this
      --------
Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

12.3  Employment Not Guaranteed.  Nothing contained in this Plan nor any action
      -------------------------
taken hereunder shall be construed as a contract of employment or as giving any Employee any right to be retained in the employ of the Company.

12.4  Exempt ERISA Plan.  The Plan is intended to be an unfunded plan
      -----------------
maintained primarily to provide deferred compensation Benefits for a select group of management or highly compensated employees within the meaning of
Section 401 of ERISA, and therefor to be exempt from parts 2,3, and 4 of Title 1 of ERISA.

12.5  Section 162(m).  Notwithstanding anything to the contrary, no Benefit or
----  ---------------
Distribution shall be made hereunder in any year, if payment of such Benefit or Distribution during such year would create nondeductible compensation for the Company under Section 162(m) of the Internal Revenue Code.

12.6  Limitation.  A Participant and the Participant's Beneficiary shall assume
      ----------
all risks in connection with the performance of any Declared Rate and any decrease in value of the Deferral Accounts, and the Company, Committee and the Administrator shall not be liable or responsible therefor.

12.7 Notice.  Any notice or filing required or permitted to be given to the
     ------
Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Employer, directed to the attention of the Administrator with a copy to the Senior Vice President, General Counsel and Secretary of the Employer. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

12.8 Obligations To Employer.  If a Participant becomes entitled to a
     -----------------------
Distribution of Benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Employer, then the Employer may offset such amount owed to it against the amount of Benefits otherwise distributable. Such determination shall be made by the Committee.

12.9 Limits on Transfer.  Other than by will or the laws of descent and
     ------------------
distribution, no right title or interest of any kind in the Plan shall be transferable or assignable by a Participant or the Participant's Beneficiary or be subject to alienation, anticipation, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, nor subject to the debts, contracts, alimony, liabilities or engagements, or torts of any Participant or Participant's Beneficiary. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or take any other action subject to legal or equitable process or encumber or dispose of any interest in the Plan shall be void.

12.10 Satisfaction of Claims.   Payments to any Participant or Beneficiary in
      ----------------------
accordance with the provisions of the Plan shall, to the extent thereof, be in full or partial satisfaction of claims against the Company for the compensation or other amounts deferred and relating to the Deferral Account to which the payments relate.

12.11 Unfunded Status of Plan; Creation of Trusts.  The Plan is intended to
      -------------------------------------------
constitute an "unfunded" plan for deferred compensation and Participants shall rely solely on the unsecured promise of the Company for payment hereunder. With respect to any payment not yet made to a Participant under the Plan, nothing contained in the Plan shall give a Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that the Administrator may authorize the creation of trusts, including but not limited to the Trust referred to in this Section 12.5, or make other arrangements to meet the Company's obligations under the Plan, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

12.12 Compliance.  A Participant in the Plan shall have no right to receive
      -----------
payment with respect to the Participant's Deferral Account until legal and contractual obligations of the Company relating to establishment of the Plan and the making of such payments shall have been complied with in full.

12.13 Tax Withholding.  The Participant or Beneficiary shall make appropriate
      ---------------
arrangements with the Company for satisfaction of any federal, state or local income tax withholding requirements and Social Security or other employee tax requirements applicable to the crediting and payment of Benefits under the Plan. If no other arrangements are made, the Company shall have the right to deduct from amounts otherwise credited or payable in settlement of a Deferral Account any sums that federal, state, local or foreign tax law requires to be withheld with respect to such credit or payment.

12.14 Protective Provisions. Each Participant shall cooperate with the Employer
      ---------------------
by furnishing any and all information requested by the Employer in order to facilitate the payment of Benefits hereunder, taking such physical examinations as the Employer may deem necessary and taking such other relevant action as may be requested by the Employer. If a Participant refuses so to cooperate, the Employer shall have no further obligation to the Participant under the Plan, other than payment to such Participant of the cumulative deferrals theretofore made pursuant to this Plan. If a Participant commits suicide during the two (2) year period beginning on the later of (a) the first day on which he participates in the Plan or (b) the first day of the Participant's Benefit Deferral Period for any new Benefit Unit under the Plan, or if the Participant makes any material misstatement of information or nondisclosure of medical history, then no Benefits will be payable hereunder to such Participant of the deferrals theretofore made pursuant to this Plan, provided, that in the Employer's sole discretion, Benefits may be payable in an amount reduced to compensate the Employer for any loss, cost, damage or expense suffered or incurred by the Employer as a result in any way of any such action, misstatement or nondisclosure.

12.15 Unsecured General Creditor. The Company intends to establish and fund the
      --------------------------
Avery Dennison Corporation Executive Compensation Trust ("Rabbi Trust"). The assets of the Rabbi Trust shall be subject to the claims of the Company's creditors. To the extent any Benefits provided under the Plan are actually paid from the Rabbi Trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such Benefits shall remain the obligation of, and shall be paid by, the Employer. Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest, or claims in an specific property or assets of Employer, nor shall they be beneficiaries of, or have any rights, claims, or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by Employer ("Policies"). Apart from the Rabbi Trust, such Policies or other assets of Employer shall not be held under any trust for the Benefit of Participants, their Beneficiaries, heirs, successors, or assigns, or held in any way as collateral security for the fulfilling of the obligations of Employer under this Plan. Any and all of the Employer's assets and Policies shall be, and remain, the general, un-pledged, unrestricted assets of Employer. Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise of Employer to pay money in the future.

12.16 Waiver of Stay, Extension and Usury Laws. The Company covenants (to the
      ----------------------------------------
extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the Benefits due hereunder, wherever such laws may be enacted, now or at any time hereafter in force, or which may affect the administration or performance of this Plan; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the realization of any Benefits to which the Participants hereunder are entitled, but will suffer and permit the realization of all such Benefits as though no such law had been enacted.

12.17 Status.  The establishment and maintenance of, or allocations and credits
      -------
to, the Deferral Accounts of any Participant shall not vest in any Participant any right, title or interest in and to any Plan assets or Benefits except at the time or times and upon the terms and conditions and to the extent expressly set forth in the Plan and in accordance with the terms of the Rabbi Trust.

12.18 Validity. In the event any provision of this Plan is held invalid, void,
      --------
or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

12.19 Waiver of Breach.  The waiver by any party of any breach of any provision
----- -----------------
of the Plan by any other party shall not operate or be construed as a waiver of any subsequent breach.

12.20 Gender, Singular & Plural.  All pronouns and any variations thereof shall
----- -------------------------
be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.


ARTICLE 13 - EFFECTIVE DATE

The effective date of this amended and restated Plan is December 1, 1997

                                   EXHIBIT A
                                   ---------

                                 DECLARED RATES

     Declared Rate 1. This rate is based on the performance of the Money Market
     ---------------
     Fund managed by Pacific Life in the Pacific Select Fund.

     Declared Rate 2. This rate is based on the performance of the Managed Bond
     ---------------
     Fund managed by PIMCO in the Pacific Select Fund.

     Declared Rate 3.  This rate is based on the performance of the Equity Index
     ----------------
     Fund managed by Bankers Trust in the Pacific Select Fund.

     Declared Rate 4. This rate is based on the performance of the International
     ---------------
     Fund managed by Morgan Stanley Asset Management in the Pacific Select Fund.

     Declared Rate 5. This rate is based on the performance of the Growth LT
     ---------------
     Fund managed by Janus Capital Corporation in the Pacific Select Fund.